SRC VISION, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT is made as of the ___ day of __________ 19__, by and between
SRC   VISION,   INC.   (the   "Company"),   and   ______________________________
("Optionee").

                                  R E C I T A L

     Pursuant to the SRC VISION, INC. 1997 Stock Option Plan (the "Plan"), the Administrator (the "Administrator") has authorized the granting to Optionee of a nonqualified stock option to purchase the number of shares of Common Stock of the Company specified in Paragraph 1 hereof, at the price specified therein, such option to be for the term and upon the terms and conditions hereinafter stated.

                                A G R E E M E N T

     NOW, THEREFORE, in consideration of the promises and of the undertakings of the parties hereto contained herein, it is hereby agreed:

     1. Number of Shares; Option Price. Pursuant to said action of the Administrator, the Company hereby grants to Optionee the option ("Option") to purchase, upon and subject to the terms and conditions of the Plan, ________________ shares of Common Stock of the Company ("Shares") at the price of $______________ per share.

     2. Term. This Option shall expire on the day before the tenth (10th) anniversary of the date hereof unless such Option shall have been terminated prior to that date in accordance with the provisions of the Plan or this Agreement. The term "Subsidiary" herein means a subsidiary corporation, as such term is defined in the Plan.

     3. Shares Subject to Exercise. Shares subject to exercise shall be 100% on or after the ninth anniversary of the date hereof. Notwithstanding the vesting schedule in the preceding sentence, (A) upon completion of an initial public offering (the "IPO") of the Company's Common Stock or securities convertible into Common Stock, vesting shall be accelerated so that 100% shall become vested on the third (3rd) anniversary of the IPO; and (B) if the Company, or its parent company (currently ARC Capital) consummates an agreement to sell a majority of the Company's business or assets, or merge (the "Sale") with another entity that is not at least 50% owned by its parent company (currently ARC Capital) or another affiliated entity owned by its parent company, 100% of the Shares shall immediately become vested; provided, however, that Optionee remains an employee of the Company at the time of vesting. All Shares shall thereafter remain subject to exercise for the term specified in Paragraph 2 hereof, provided that Optionee is then and has continuously been in the employ of the Company, a Parent or a Subsidiary, subject, however, to the provisions of Paragraph 5 hereof.

     4. Method and Time of Exercise. The Option may be exercised by written notice delivered to the Company stating the number of shares with respect to which the Option is being exercised, together with cash or by delivery by the Optionee of Common Stock already owned by the Optionee, for all or part of the aggregate exercise price of the shares as to which the Option is being exercised, provided that the Fair Market Value of such Common Stock is equal on the date of exercise to the aggregate exercise price of the shares as to which the Option is being exercised. In this regard, consecutive book-entry exercises, or so-called pyramiding, shall be permitted in the discretion of the Administrator. At the time an Option is granted or exercised, the Administrator, in its discretion, may authorize one or more of the following additional methods of payment:

          (a) acceptance of the Optionee's full recourse promissory note for a portion of the aggregate exercise price of the shares as to which the Option is being exercised, payable on such terms and bearing such interest as determined by the Administrator, which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of Common Stock so acquired); provided, however, that not less than the aggregate par value of the shares issued shall be paid in cash;

          (b) any other property, so long as such property constitutes valid consideration under Applicable Laws for the shares as to which the Option is being exercised and is surrendered in good form for transfer; and

          (c) by means of so-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

     Any shares of Common Stock used to exercise an option must have been held by the Optionee for at least six months prior to exercise unless the Administrator in its sole and absolute discretion permits shares of Common Stock with a shorter holding period to be used. Not less than 100 shares may be purchased at any one time unless the number purchased is the total number purchasable under such Option at the time. Only whole shares may be purchased.

     5. Withholding. Irrespective of the form of payment of the exercise price of an Option, the delivery of shares pursuant to the exercise of an Option shall be conditioned upon payment by the Optionee to the Company of amounts sufficient to enable the Company to pay all federal, state, and local withholding taxes applicable, in the Company's judgment, to the exercise. In the sole discretion of the Administrator, such payment to the Company may be effected through (a) the Company's withholding from the number of shares of Common Stock that would otherwise be delivered to the Optionee by the Company on exercise of the Option a number of shares of Common Stock equal in value (as determined by the Fair Market Value of Common Stock on the date of exercise) to the aggregate withholding taxes, (b) payment by the Optionee to the Company of the aggregate withholding taxes in cash, (c) withholding by the Company from other amounts contemporaneously owed by the Company to the Optionee, or (iv) any combination of these three methods.

     6. Exercise on Termination of Employment. If Optionee shall cease to be employed by the Company or a Subsidiary (or, in the case of a nonemployee, shall cease performing services for the Company or a Subsidiary), Optionee's right, if any, to exercise his options will be limited to installments accrued under Paragraph 3 hereof on the date of termination (unless the Administrator accelerates the exercisability of the Option pursuant to Section 7.1(b) of the
Plan), and will be governed by Section 7 of the Plan. The maximum period permissible under Section 7 in the absence of Administrator action for each type of termination of employment or cessation of services described therein shall apply unless the Administrator has made other provision herein.

     7. Nontransferability. This Option may not be assigned or transferred except by will or by the laws of descent and distribution, and may be exercised only by Optionee during his lifetime and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

     8. Optionee Not a Shareholder. Optionee shall have no rights as a shareholder with respect to the Common Stock of the Company covered by such Option until the date of issuance of a stock certificate or stock certificates to him upon exercise of the Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued, except as provided in Section 9 of the Plan.

     9. No Right to Employment. Nothing in this Option shall confer upon the Optionee any right to continue in the employ of the Company or to continue to perform services for the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company to discharge or terminate any officer, director, employee, independent contractor or consultant at any time for any reason whatsoever, with or without good cause.

     10. Modification and Termination. The rights of Optionee are subject to modification and termination in certain events as provided in Sections 7 and 9 of the Plan.

     11. Restrictions on Sale of Shares. Optionee represents and agrees that upon his exercise of the Option, in whole or in part, unless there is in effect at that time under the Securities Act of 1933 a registration statement relating to the shares issued to him, he will acquire the shares issuable upon exercise of this option for the purpose of investment and not with a view to their resale or further distribution, and that upon such exercise thereof he will furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. Optionee agrees that any certificate issued upon exercise of this Option may bear a legend indicating that their transferability is restricted in accordance with applicable state and federal securities law. Any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof shall, upon each exercise of the option under circumstances in which Optionee would be required to furnish such a written statement, also furnish to the Company a written statement to the same effect, satisfactory to the Company in form and substance.

     12. Plan Governs. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of that Plan, as it may be construed by the Administrator. Optionee hereby acknowledges receipt of a copy of the Plan.

     13. Notices. All notices to the Company shall be addressed to the Administrator at the principal office of the Company at 2067 Commerce Drive, Medford, Oregon 97504 and all notices to Optionee shall be addressed to Optionee at the address of Optionee on file with the Company or its Subsidiaries, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, written notice under this Agreement may be given by personal delivery to Optionee or to the Administrator (as the case may be).

     14. Sale or Other Disposition. If Optionee at any time contemplates the disposition (whether by sale, gift, exchange, or other form or transfer) of any Shares acquired by exercise of this option, he or she will first notify the Company in writing of such proposed disposition and cooperate with the Company in complying with all applicable requirements of law, which, in the judgment of the Company, must be satisfied prior to such disposition.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                                    SRC VISION, INC.


                                                    By__________________________



                                                    OPTIONEE


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                                                           (Signature)


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                                                     (Typed or Printed Name)


                                                    Address:

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